Henderson	Summary Prospectus • June 1, 2011
Japan Focus Fund
(formerly Henderson Japan-Asia Focus Fund)
Class A Shares (HFJAX), Class C Shares (HFJCX)

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and other information about the Fund online at www.hendersonglobalinvestors.com/funddocuments. You can also get this information free by calling 866.343.6337 or by sending an e-mail to fundcontact@hendersonna.com. The Fund’s Statutory Prospectus and Statement of Additional Information, each dated November 30, 2010 as supplemented, are incorporated by reference into (and are considered part of) this Summary Prospectus.

Investment Objective
The Japan Focus Fund’s investment objective is to achieve long-term capital appreciation primarily through investment in equities of Japanese companies and secondarily through investment in equities of other Asian companies.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchases of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions-Class A Shares” and “Sales Charge Waivers-Class A Shares” on pages 37-38 of the Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 58 of the Statement of Additional Information.

Shareholders fees	Class A	Class C
(fees paid directly from your investment)	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None	1.00% (a)
Annual fund operating expenses (expenses you pay each	Class A	Class C
year as a percentage of the value of your investment)	Shares	Shares
Management Fees(b)	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.79%	0.79%
Total Annual Operating Expenses	1.79%	2.54%
Fee Waiver and/or Expense Reimbursement(c)	0.44%	0.44%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	2.10%

(a)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.
(b)	Management Fees have been restated to reflect a change in the management fee rate effective June 1, 2011.
(c)
The Fund’s adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.10% of the Fund’s average daily net assets. The Fund’s Expense Limitation Agreement shall terminate upon the earlier of the termination of the Advisory Agreement or July 31, 2020. The Fund’s adviser may discontinue the fee waiver or expense reimbursement in the Expense Limitation Agreement at any time after its expiration date.

Expense Example
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$705	$978	$1,273	$2,130
Class C	$313	$658	$1,130	$2,455
You would pay the following expenses if you did not redeem your shares:
	1-Year	3-Year	5-Year	10-Year
Class A	$705	$978	$1,273	$2,130
Class C	$213	$658	$1,130	$2,455

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies economically tied to Japan. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Companies economically tied to Japan are broadly defined to include any company that meets one of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located in Japan
•	50% or more of its assets are located in Japan
•	50% or more of its revenues are derived from Japan

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based upon an analysis of a company’s valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company’s management and the unique competitive advantages of a company. Asset allocation will be reviewed based upon strategic views related to the growth prospects, valuations and pricing associated with Japan, as well as sectors.

For purposes of the Fund’s investment policies, the Fund may invest in companies located in countries such as China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand, as well as any other country in Asia to the extent foreign investors are permitted by applicable law to make such investments. The Fund may invest up to 15% of its net assets in illiquid securities.

Country and sector allocation decisions are driven primarily by the stock selection process. However, in evaluating investment opportunities in various countries and sectors, the managers will consider the following factors that may have an effect on the investment climate of the companies that are located in those markets:

•	the condition and growth potential of the various economies, industry sectors and securities markets
•	expected levels of inflation
•	government policies influencing business conditions
•	currency and taxation factors
•	other financial, social and political factors

The Fund generally sells a stock when in the managers’ opinion there is deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company’s outlook, in the manager’s opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may engage in derivative transactions to seek return, to hedge against fluctuations in securities prices or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Fund expects to use derivatives principally when seeking to hedge currency exposure using forward foreign currency contracts, or to gain exposure to equity securities using futures contracts on securities indices. However, the Fund may also purchase or sell other types of futures or forward contracts; options on futures contracts; exchange-traded and over-the-counter options; equity collars; equity-linked securities and equity swap agreements. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

Principal Investment Risks
You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares as well as the amount of any dividend paid may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

• Geographic Focus Risk. The risk of investing mostly in one country or geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting Japanese and Asian investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This Fund focuses on issuers in Japan and is particularly vulnerable to factors affecting the Japanese market.

• Market and Equity Securities Risk. The risk that the stock price of one or more of the companies in the Fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund’s portfolio primarily consists of common stocks, it is expected that the Fund’s NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

• Smaller and Less Seasoned Companies Risk. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including through initial public offerings and private placements. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

• Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

• Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives also may involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

• Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. The risk that frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

• Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Performance
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.hendersonglobalinvestors.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follows are for the Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

Total Return (%)
per calendar year

During the three-year period ended December 31, 2009, the Fund’s highest and lowest quarterly returns were 26.63% and (18.94)% for the quarters ended June 30, 2009 and March 31, 2009, respectively. The year-to-date return through September 30, 2010 was 3.94%.

Average Annual Total Returns for periods ended December 31, 2009	1 Year	Since Inception
(including maximum sales charges)%		%
CLASS A (Inception November 30, 2006)
Return Before Taxes	(3.37)	(10.47)
Return After Taxes on Distributions	(3.37)	(10.66)
Return After Taxes on Distributions and Sale of Fund Shares	(2.19)	(8.67)
CLASS C (Inception November 30, 2006)
Return Before Taxes	1.75	(9.77)
MSCI Japan Index (reflects no deductions for fees, expenses or taxes)	6.39	(7.66)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.

If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class C shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management
Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. The following individuals make up the Fund’s portfolio management team:

•	Iain Clark, Chief Investment Officer, International, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2006.
•	Michael Kerley, Director of Pan Asian Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2007.
•	Michael Wood-Martin, Fund Manager, Japanese Equities, Portfolio Manager, has been a member of the Fund’s portfolio management team since 2006.

Purchases and Sales of Fund Shares
The following table illustrates the minimum investment requirements for the Fund’s Class A and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	$500	$500
Coverdell Education Savings Account (Educational IRA)	$500	$500
Automatic Investment Plan	$500	$500

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly through the Fund.

Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMPRO-JAF-11